UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.01 per share	HUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 2, 2026, Hubbell Incorporated (“Hubbell”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc. and HSBC Securities (USA) Inc., as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), relating to Hubbell’s public offering of $500,000,000 aggregate principal amount of its 4.650% Senior Notes due 2031 (the “2031 Notes”), $700,000,000 aggregate principal amount of its 4.900% Senior Notes due 2033 (the “2033 Notes”) and $700,000,000 aggregate principal amount of its 5.150% Senior Notes due 2036 (the “2036 Notes” and, together with the 2031 Notes and the 2033 Notes, the “Notes”). The offering of the Notes was made pursuant to Hubbell’s shelf registration statement on Form S-3 (Registration No. 333-289041), which became automatically effective upon filing with the U.S. Securities and Exchange Commission (the “SEC”) on July 29, 2025, and a preliminary prospectus supplement and prospectus supplement filed with the SEC related to the offering of the Notes.

Pursuant to the Underwriting Agreement, Hubbell agreed to sell the Notes to the Underwriters and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by Hubbell. The Underwriting Agreement also provides for customary indemnification by each of Hubbell and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The net proceeds from the offering of the Notes were approximately $1,869.6 million after deducting the underwriting discount and estimated offering expenses payable by Hubbell. Hubbell expects to use the net proceeds from the offering of the Notes, together with cash on hand and/or additional borrowings (including under its previously announced 2026 term loan facility and/or issuances of commercial paper) to fund in part the previously announced acquisition of NSI Electrical Buyer, Inc., a Delaware corporation (“NSI Industries”, and such transaction, the “NSI Acquisition”), to repay certain indebtedness of NSI Industries and its subsidiaries, and to pay fees, costs and expenses in connection with the foregoing.

The Notes were issued on June 8, 2026 under the Indenture, dated as of September 15, 1995 (the “Base Indenture”), between Hubbell and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. (successor as trustee to JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, formerly known as Chemical Bank))), as trustee, as amended and supplemented by the Eighth Supplemental Indenture, dated as of June 8, 2026 (the “Eighth Supplemental Indenture,” and the Base Indenture as heretofore supplemented and as supplemented by the Eighth Supplemental Indenture, the “New Notes Indenture”), between Hubbell and U.S. Bank Trust Company, National Association, as trustee.

The 2031 Notes will mature on June 15, 2031, the 2033 Notes will mature on June 15, 2033 and the 2036 Notes will mature on June 15, 2036. Interest on the Notes will be payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2026.

Hubbell may redeem all or part of each series of the Notes at any time prior to maturity at the redemption prices set forth in the New Notes Indenture.

In the event that the NSI Acquisition is not consummated on or prior to the date that is five business days after the later of (i) May 1, 2027 or (ii) any later date as the parties to the purchase agreement related to the NSI Acquisition may agree as the “Outside Date” thereunder, or Hubbell notifies the trustee in writing that Hubbell will not pursue the consummation of the NSI Acquisition, Hubbell will be required to redeem the Notes then outstanding at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date.

In the event of a change in control triggering event (as defined in the Eighth Supplemental Indenture), the holders of the Notes may require Hubbell to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, on the notes repurchased to, but excluding, the repurchase date.

The Notes will be Hubbell’s unsecured, unsubordinated obligations, ranking equally in right of payment with Hubbell’s other existing and future unsecured, unsubordinated indebtedness from time to time outstanding, and effectively subordinated in right of payment to all of Hubbell’s current and future secured indebtedness to the extent of the value of the assets securing such indebtedness. The Notes will be exclusively obligations of Hubbell and will not be guaranteed by any of its subsidiaries. As a result, the Notes will be structurally subordinated to existing or future preferred stock, indebtedness, guarantees and other liabilities, including trade payables, of such subsidiaries.

The New Notes Indenture also contains customary covenant and event of default provisions.

Please refer to the prospectus supplement filed with the SEC for additional information regarding the offering and the terms and conditions of the Notes. The foregoing summary of the Underwriting Agreement and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the Eighth Supplemental Indenture and the forms of the Notes, which are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2 and 4.3 through 4.5, respectively, and are incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K pertaining to the Notes is incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

On June 2, 2026, the Company issued a press release announcing the pricing of the Notes, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 2, 2026, among Hubbell Incorporated and J.P. Morgan Securities LLC, BofA Securities, Inc. and HSBC Securities (USA) Inc., as Representatives of the several Underwriters listed in Schedule I thereto.

4.1	Indenture, dated as of September 15, 1995, between Hubbell Incorporated and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. (successor as trustee to JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, formerly known as Chemical Bank))), as trustee (incorporated by reference to Exhibit 4a to Hubbell Incorporated’s registration statement on Form S-4 (File Number 333-90754), filed with the SEC on June 18, 2002).

4.2	Eighth Supplemental Indenture, dated as of June 8, 2026, between Hubbell Incorporated and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 4.650% Senior Notes due 2031 (included in Exhibit 4.2).

4.4	Form of 4.900% Senior Notes due 2033 (included in Exhibit 4.2).

4.5	Form of 5.150% Senior Notes due 2036 (included in Exhibit 4.2).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated June 8, 2026.

5.2	Opinion of Robinson & Cole LLP, dated June 8, 2026.

23.1	Consent of Wachtell, Lipton, Rosen & Katz, dated June 8, 2026 (included in Exhibit 5.1).

23.2	Consent of Robinson & Cole LLP, dated June 8, 2026 (included in Exhibit 5.2).

99.1	Press release of Hubbell Incorporated, issued on June 2, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Information Concerning Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements concerning certain plans, expectations, goals, projections, and statements about the benefits of the NSI Acquisition, Hubbell’s plans, objectives, expectations and intentions, the expected timing of completion of the NSI Acquisition and funding of the related loans, and other statements that are not strictly historic in nature. These statements may be identified by the use of forward-looking words or phrases such as “believe”, “expect”, “anticipate”, “intend”, “depend”, “plan”, “estimated”, “predict”, “target”, “should”, “could”, “may”, “subject to”, “continues”, “growing”, “prospective”, “forecast”, “projected”, “purport”, “might”, “if”, “contemplate”, “potential”, “pending”, “goals”, “scheduled”, “will”, “will likely be”, and similar words and phrases. Such forward-looking statements are based on our current expectations and involve numerous assumptions, known and unknown risks, uncertainties and other factors which may cause actual and future performance or Hubbell’s achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the impact of and substantial uncertainty regarding the duration of existing and newly announced trade tariffs, import quotas or other trade actions, restrictions or measures taken by the United States, China, Mexico, the United Kingdom, member states of the European Union, and other countries, including the recent and ongoing potential changes in U.S. trade policies, that may be made by the current or a future presidential administration and changes in trade policies in other countries made in response to changes in the U.S. trade policies; the general impact of inflation on our business, including the impact on raw materials costs, elevated interest rates and increased energy costs and our ability to implement and maintain pricing actions that we have taken to cover higher costs and protect our margin profile; economic and business conditions in particular industries, markets or geographic regions, as well the potential for macro-economic effects of the U.S. government federal deficit, and continued inflation, a significant economic slowdown, stagflation or recession; effects of unfavorable foreign currency exchange rates and the potential use of hedging instruments to hedge the exposure to fluctuating rates of foreign currency exchange on inventory purchases; supply chain disruptions and availability, costs and quantity of raw materials, purchased components, energy and freight; changes in demand for our products, market conditions, product quality, or product availability adversely affecting sales levels; ability to effectively develop and introduce new products; changes in markets or competition adversely affecting realization of price increases; continued softness in the grid automation market of Utility Solutions and residential market of Electrical Solutions; failure to achieve projected levels of efficiencies, and maintain cost savings and cost reduction measures, including those expected as a result of our lean initiatives and strategic sourcing plans; failure to comply with import and export laws; changes relating to impairment of our goodwill and other intangible assets; inability to access capital markets or failure to maintain our credit ratings; changes in expected or future levels of operating cash flow, indebtedness and capital spending; regulatory issues, and extensive worldwide changes to the taxation of multinational enterprises, including global minimum tax rules under the Organisation for Economic Co-operation and Development’s Pillar Two initiative and potential modifications to corporate taxation by the U.S. government, including adjustments to tax rates, deduction limitations, cross-border tax provisions, and administrative guidance; a major disruption in one or more of our manufacturing or distribution facilities or headquarters, including the impact of plant consolidations and relocations; changes in our relationships with, or the financial condition or performance of, key distributors and other customers, agents or business partners which could adversely affect our results of operations; the impact of productivity improvements on lead times, quality and delivery of product; anticipated future contributions and assumptions including increases in interest rates and changes in plan assets with respect to pensions and other retirement benefits, as well as pension withdrawal liabilities; adjustments to product warranty accruals in response to claims incurred, historical experiences and known costs; unexpected costs or charges, certain of which might be outside of our control; changes in strategy due to economic conditions or other conditions outside of our control affecting anticipated future global product sourcing levels; ability to carry out future acquisitions and strategic investments in our core businesses as well as the acquisition related costs; the ability of government customers to meet their financial obligations; political unrest and military actions in foreign countries, including the conflicts in Ukraine and the Middle East and trade tensions with China, as well as the impact on world markets and energy supplies and prices resulting therefrom, including the U.S.-Israel-Iran conflict, which has had substantial effects on global trade, the energy markets and the financial markets; the impact of potential natural disasters or additional public health emergencies on our financial condition and results of operations; failure of information technology systems, cybersecurity breaches, cyber threats, malware, phishing attacks, break-ins and similar events resulting in unauthorized disclosure of confidential information or disruptions or damage to information technology systems that could cause interruptions to our operations or adversely affect our internal control over financial reporting; incurring significant and/or unexpected costs to avoid, manage, defend and litigate intellectual property matters; future repurchases of common stock under our common stock repurchase program; changes in accounting principles, interpretations, or estimates; failure to comply with any laws and regulations, including those related to data privacy and information security; the outcome of environmental, legal and tax contingencies or costs compared to amounts provided for such contingencies; improper conduct by any of our employees, agents or business partners that damages our reputation or subjects us to civil or criminal liability; our ability to hire, retain and develop qualified personnel; the ability to successfully manage and integrate acquired businesses, such as the acquisitions of Alliance USAcqCo 2, Inc. (the Ventev business), Nicor, Inc. (the Nicor business), and Power Rose Acquisition, Inc. (the DMC Power business), as well as the failure to realize expected synergies and benefits anticipated when we make an acquisition due to potential adverse reactions or changes to business or employee relationships resulting from completion of the transaction, competitive responses to the transaction, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of an acquired business, diversion of management’s attention from ongoing business operations and opportunities, and litigation relating to the transaction; the impact of certain divestitures, including the benefits and costs of the sale of the residential lighting business; the ability to effectively implement Enterprise Resource Planning systems without disrupting operational and financial processes; Hubbell’s ability to complete the NSI Acquisition on the proposed terms or on the anticipated timeline, or at all; failure to achieve the anticipated benefits from the NSI Acquisition; other risks related to the completion of the NSI Acquisition and actions related thereto, including transaction costs and/or unknown or inestimable liabilities; risk factors related to the integration of NSI and the future opportunities and plans for the combined company; and other factors described in our Securities and Exchange Commission filings, including in the “Business”, “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Forward-Looking Statements”, and “Quantitative and Qualitative Disclosures about Market Risk” sections in our Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Reports on Form 10-Q. Any such forward-looking statements are not guarantees of future performance and actual results, developments and business decisions may differ from those contemplated by such forward-looking statements. Hubbell disclaims any duty to update any forward-looking statement, all of which are expressly qualified by the foregoing, other than as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

Date: June 8, 2026	By:	/s/ Katherine A. Lane
Name: Katherine A. Lane
Title: Executive Vice President, General Counsel and Secretary